UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2011 (February 3, 2011)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11239 (Commission File Number)	27-3865930 (IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On February 3, 2011, HCA Holdings, Inc. (the “Company”) issued a press release announcing, among other matters, its results of operations for the fourth quarter and fiscal year ended December 31, 2010, the text of which is set forth as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.
     On February 3, 2011, the Company issued a press release announcing, among other matters, its results of operations for the fourth quarter and fiscal year ended December 31, 2010, the text of which is set forth as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)

Exhibit Number	Exhibit Title
99.1	Press Release dated February 3, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
Executive Vice President and Chief Financial Officer

Date: February 3, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated February 3, 2011